SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:   May 9, 2003

CAPITAL ONE MASTER TRUST
CAPITAL ONE FUNDING LLC

(as Depositor)

(Exact name of registrant as specified in its charter)

Virginia	0–25762	54–1719855
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia		23060
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):
(804) 967-1000

(Former name or former address, if changed since last report):
Not Applicable

Item 5.	Other Events

The April 2003 monthly Certificateholder’s Statements to investors were distributed May 9, 2003.

Item 7 (c).	Exhibits

The following are filed as exhibits to this Report under Exhibit 20:

	99.1	April Performance Summary
	99.2	Series 1996-3 Class A and Class B Certificateholder’s Statements for the month of April 2003
	99.3	Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of April 2003
	99.4	Series 1998-4 Class A and Class B Certificateholder’s Statements for the month of April 2003
	99.5	Series 1999-1 Class A and Class B Certificateholder’s Statements for the month of April 2003
	99.6	Series 1999-3 Class A and Class B Certificateholder’s Statements for the month of April 2003
	99.7	Series 2000-2 Class A and Class B Certificateholder’s Statements for the month of April 2003
	99.8	Series 2000-3 Class A and Class B Certificateholder’s Statements for the month of April 2003
	99.9	Series 2000-4 Class A and Class B Certificateholder’s Statements for the month of April 2003
	99.10	Series 2000-5 Class A and Class B Certificateholder’s Statements for the month of April 2003
	99.11	Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of April 2003
	99.12	Series 2001-2 Class A and Class B Certificateholder’s Statements for the month of April 2003
	99.13	Series 2001-3 Class A and Class B Certificateholder’s Statements for the month of April 2003
	99.14	Series 2001-4 Class A and Class B Certificateholder’s Statements for the month of April 2003
	99.15	Series 2001-5 Class A and Class B Certificateholder’s Statements for the month of April 2003
	99.16	Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of April 2003
	99.17	Series 2001-7 Class A and Class B Certificateholder’s Statements for the month of April 2003
	99.18	Series 2001-8 Class A and Class B Certificateholder’s Statements for the month of April 2003

99.19	Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of April 2003
99.20	Series 2002-2 Class A and Class B Certificateholder’s Statements for the month of April 2003
99.21	Series 2002-3 Class A and Class B Certificateholder’s Statements for the month of April 2003
99.22	Series 2002-4 Class A and Class B Certificateholder’s Statements for the month of April 2003
99.23	Trust Excess Spread Analysis

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

CAPITAL ONE MASTER TRUST

	By:	CAPITAL ONE BANK
Servicer

	By:	/s/ Stephen Linehan
Stephen Linehan
Treasurer

Date: May 9, 2003

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8–K

CAPITAL ONE MASTER TRUST

CAPITAL ONE BANK

(Exact name of registrant as specified in its charter)

INDEX TO EXHIBITS

Exhibit Number	Exhibits

20.1	April PerformanceSummary

20.2	Series 1996-3 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.3	Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.4	Series 1998-4 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.5	Series 1999-1 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.6	Series 1999-3 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.7	Series 2000-2 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.8	Series 2000-3 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.9	Series 2000-4 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.10	Series 2000-5 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.11	Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.12	Series 2001-2 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.13	Series 2001-3 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.14	Series 2001-4 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.15	Series 2001-5 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.16	Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.17	Series 2001-7 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.18	Series 2001-8 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.19	Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.20	Series 2002-2 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.21	Series 2002-3 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.22	Series 2002-4 Class A and Class B Certificateholder’s Statements for the month of April 2003

20.23	Trust Excess Spread Analysis